October 22, 1998
                         DAVIS GROWTH OPPORTUNITY FUND
                   An authorized portfolio of Davis Series, Inc.
                            Supplement to Prospectus
                                Dated May 1, 1998

     The following information supplements and should be read in conjunction with the section of the Fund's Prospectus entitled "Adviser, Sub-Advisers, and Distrbutor."

     Effective December 31, 1998, the sub-advisory contract for Davis Growth Opportunity Fund ("Fund") between Davis Selected Advisers, L.P. and Tanaka Capital Management ("Tanaka") will be terminated and Tanaka will no longer be the sub-adviser to the Fund. Davis Seleted Advisers, L.P. will assume all management responsibilities for the Fund for both invstments and business operations. A team consisting of both portfolio managers and research analysts in the Research Department of Davis Selected Advisers will be responsible for the day-to-day management of the Fund's portfolio.